                                                                   Exhibit 10.3F

THE SECURITIES  OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD
IN RELIANCE ON EXEMPTIONS FROM THE  REGISTRATION  REQUIREMENTS OF SUCH LAWS. THE
SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT
BE  TRANSFERRED  OR RESOLD  EXCEPT AS  PERMITTED  UNDER  SUCH LAWS  PURSUANT  TO
REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES  AND EXCHANGE  COMMISSION OR ANY OTHER  REGULATORY
AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE
MERITS OF THIS  OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING  MATERIALS.
ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

AMOUNT                                                       $
ISSUANCE DATE                                                June _, 2001
MATURITY DATE                                                May 24, 2006

            FOR VALUE  RECEIVED,  LCS Golf,  Inc., a Delaware  corporation  (the
"Company"),  hereby  promises to pay Private  Equity  Group,  LLC or  registered assigns (the  "Holder") on May 24, 2006,  (the "Maturity  Date"),  the principal amount of  ________THOUSAND  ($,000)  DOLLARS  U.S.,  and to pay interest on the principal  amount hereof,  in such amounts,  at such times and on such terms and conditions as are specified herein.

Article 1. INTEREST

            The Company  shall pay  interest on the unpaid  principal  amount of this  Debenture  (the  "Debenture")  at the time of each  conversion  until  the principal  amount hereof is paid in full or has been  converted.  The Debentures shall pay 8% cumulative interest, in cash or in freely tradable shares of common stock,  par value  $.001 per share,  of the  Company  ("Common  Stock"),  at the
Company's option,  at the time of each conversion.  If paid in Common Stock, the number  of  shares  of the  Company's  Common  Stock  to be  received  shall  be determined  by dividing  the dollar  amount of the interest by the lesser of (i)
$.12 or (ii) 80% of the Market Price,  each being referred to as the "Conversion
Price".  "Market  Price" shall mean the average of the three (3) lowest  closing bid prices for the Common  Stock,  as  reported  by  Bloomberg,  LP,  during the twenty-two (22) trading days immediately  preceding the date of conversion.  The closing  shall be deemed to have  occurred on the date the funds are received by the Company (the  "Closing  Date").  If the interest is to be paid in cash,  the
Company  shall make such payment  within three (3) business  days of the date of conversion.  If the  interest is to be paid in Common  Stock,  said Common Stock shall be delivered to the Holder, or per Holder's instructions, within three (3)
business days of the date of conversion. The Debentures are subject to automatic conversion at the end of three (3) years from the date of issuance at which time all  Debentures  outstanding  will be  automatically  converted  based  upon the formula set forth in Section 3.2.

Article 2. METHOD OF PAYMENT

            This  Debenture  must be surrendered to the Company in order for the
Holder to receive payment of the principal amount hereof. The Company shall have the option of paying the interest on this  Debenture in United States dollars or in Common Stock upon  conversion  pursuant to Article 1 hereof.  The Company may draw a check for the  payment  of  interest  to the order of the  Holder of this
Debenture  and mail it to the  Holder's  address  as shown on the  Register  (as defined in Section 7.2 below).  Interest and principal payments shall be subject to withholding  under applicable  United States Federal Internal Revenue Service
Regulations.

Article 3.  CONVERSION

            Section 3.1.  CONVERSION PRIVILEGE

            (a) The Holder of this Debenture shall have the right, at its option, to convert it into shares of Common Stock at any time following the
Closing Date and which is before the close of business on the Maturity Date, except as set forth in Section 3.1(c) below. The number of shares of Common
Stock issuable upon the conversion of this Debenture is determined pursuant to
Section 3.2 and rounding the result to the nearest whole share.

            (b) Less than all of the principal  amount of this  Debenture may be converted  into  Common  Stock if the  portion  converted  is  $5,000 or a whole multiple  of $5,000  and the  provisions  of this  Article  3 that  apply to the conversion  of all of the  Debenture  shall  also apply to the  conversion  of a portion of it. This Debenture may not be converted, whether in whole or in part, except in accordance with Article 3.

            (c) In the  event  all or any  portion  of  this  Debenture  remains outstanding on the Maturity Date, the unconverted portion of such Debenture will automatically  be  converted  into  shares of  Common  Stock on such date in the manner set forth in Section 3.2.

            Section 3.2.  CONVERSION PROCEDURE.

            (a)  DEBENTURES.  Upon  receipt  by the  Company  or its  designated attorney of a facsimile or original of Holder's  signed of Notice of  Conversion
(See  Exhibit A attached  hereto)  preceded  by,  together  with or  followed by receipt of the  original  Debenture  to be  converted in whole or in part in the manner set forth in 3.2(b) below,  the Company shall instruct its transfer agent to issue one or more  Certificates  representing that number of shares of Common
Stock into which the Debenture is convertible.  The Company's  transfer agent or attorney  shall  act as  Registrar  and shall  maintain  an  appropriate  ledger containing the necessary information with respect to each Debenture.

            (b) CONVERSION PROCEDURES.  The face amount of this Debenture may be converted,  in  whole or in part,  anytime  following  the  Closing  Date.  Such conversion shall be effectuated by surrendering to the Company, or its attorney,

this  Debenture  to be  converted  together  with a facsimile or original of the signed Notice of Conversion  which evidences  Holder's  intention to convert the
Debenture  indicated.  The date on which the Notice of  Conversion  is effective
("Conversion  Date")  shall be  deemed to be the date on which  the  Holder  has delivered to the Company or its  designated  attorney a facsimile or original of the signed  Notice of  Conversion,  as long as the original  Debenture(s)  to be converted are received by the Company or its designated attorney within five (5)
business days thereafter.

            (c) COMMON STOCK TO BE ISSUED. Upon the conversion of any Debentures and upon  receipt by the Company or its  attorney of a facsimile  or original of
Holder's signed Notice of Conversion  Company shall instruct  Company's transfer agent to issue Stock  Certificates  without  restrictive legend or stop transfer instructions,  if at that  time  the  Registration  Statement  has  been  deemed effective (or with proper restrictive  legend if the Registration  Statement has not as yet been declared effective),  provided that the shares have been sold in accordance  with  the  prospectus,  in such  denominations  to be  specified  at conversion  representing the number of shares of Common Stock issuable upon such conversion, as applicable. The Company warrants that no instructions, other than these  instructions,  have been given or will be given to the transfer agent and that the Common Stock shall  otherwise be freely  transferable  on the books and records of Company, except as may be set forth herein.

            (d) CONVERSION  RATE.  Holder is entitled,  at its option to convert the face amount of this Debenture, plus accrued interest,  anytime following the
Closing  Date,  at the lesser of (i) $.12 or (ii) 80% of the  "Market  Price" as that term is defined in Article  1, each being  referred  to as the  "Conversion
Price". No fractional shares or scrip  representing  fractions of shares will be issued on conversion,  but the number of shares  issuable shall be rounded up or down, as the case may be, to the nearest whole share.

            (e) Nothing contained in this Debenture shall be deemed to establish or  require  the  payment of  interest  to the Holder at a rate in excess of the maximum rate  permitted by governing law. In the event that the rate of interest required to be paid  exceeds the maximum rate  permitted  by governing  law, the rate of interest  required to be paid thereunder shall be automatically  reduced to the maximum rate  permitted  under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company.

            (f) It shall be the Company's  responsibility  to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the  responsibility  and cost for delivery of an opinion letter to the transfer  agent,  if so required.  The person in whose name the  certificate  of
Common Stock is to be registered  shall be treated as a shareholder of record on and after the conversion  date.  Upon surrender of any Debentures that are to be converted in part,  the Company shall issue to the Holder a new Debenture  equal to the unconverted amount, if so requested in writing by Holder.

            (g) The  Company  shall at all times  reserve  (or make  alternative written  arrangements  for  reservation  or  contribution  of  shares)  and have available all Common Stock necessary to meet conversion of the Debentures by all
Holders of the entire amount of  Debentures  then  outstanding.  If, at any time
Holder submits a Notice of Conversion  and the Company does not have  sufficient authorized but unissued shares of Common Stock (or alternative  shares of Common
Stock as may be contributed  by  Stockholders)  available to effect,  in full, a conversion of the Debentures (a "Conversion  Default",  the date of such default being referred to herein as the "Conversion  Default  Date"),  the Company shall issue to the Holder all of the shares of Common Stock which are  available,  and the Notice of Conversion as to any Debentures  requested to be converted but not converted  (the  "Unconverted  Debentures"),  upon Holder's sole option,  may be deemed  null and void.  The  Company  shall  provide  notice of such  Conversion
Default ("Notice of Conversion  Default") to all existing Holders of outstanding
Debentures,  by  facsimile,  within three (3) business day of such default (with the original  delivered by overnight or two day  courier),  and the Holder shall give notice to the Company by facsimile  within five business days of receipt of the  original  Notice of  Conversion  Default  (with the  original  delivered by overnight or two day  courier) of its election to either  nullify or confirm the
Notice of Conversion.

            The Company agrees to pay to all Holders of  outstanding  Debentures payments for a Conversion Default  ("Conversion Default Payments") in the amount of  (N/365)  x (.24) x the  initial  issuance  price of the  outstanding  and/or tendered but not converted  Debentures  held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization  Date")
that the Company  authorizes  a  sufficient  number of shares of Common Stock to effect  conversion  of all remaining  Debentures.  The Company shall send notice
("Authorization   Notice")  to  each  Holder  of  outstanding   Debentures  that
additional shares of Common Stock have been authorized,  the Authorization  Date and the amount of Holder's  accrued  Conversion  Default  Payments.  The accrued
Conversion  Default  shall be paid in cash or shall be  convertible  into Common
Stock at the Conversion Rate, at the Holder's option, payable as follows: (i) in the event Holder  elects to take such payment in cash,  cash  payments  shall be made to such Holder of outstanding  Debentures by the fifth day of the following calendar  month,  or (ii) in the event  Holder  elects to take such  payment  in stock,  the Holder may convert  such  payment  amount  into Common  Stock at the conversion  rate set forth in section 3.2(d) at anytime after the 5th day of the calendar  month  following  the  month in which  the  Authorization  Notice  was received, until the expiration of the mandatory 4 year conversion period.

            The Company  acknowledges  that its failure to maintain a sufficient number of  authorized  but  unissued  shares of Common Stock to effect in full a conversion  of the  Debentures  will  cause the  Holder to suffer  damages in an amount that will be difficult to ascertain.

            Accordingly,  the parties agree that it is appropriate to include in this Agreement a provision for liquidated  damages.  The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and  amount of such  liquidated  damages  are  reasonable  and will not constitute a penalty.  The payment of  liquidated  damages shall not relieve the
Company from its  obligations  to deliver the Common Stock pursuant to the terms of this  Debenture.  Nothing  herein  shall limit the  Holder's  right to pursue actual  damages for the  Company's  failure to maintain a  sufficient  number of authorized shares of Common Stock.

            (i) If, by the fifth (5th) business day after the Conversion Date of any  portion of the  Debentures  to be  converted  (the  "Delivery  Date"),  the transfer agent fails for any reason to deliver the Common Stock upon  conversion by the Holder and after such Delivery  Date,  the Holder  purchases,  in an open market transaction or otherwise,  shares of Common Stock (the "Covering Shares")
solely in order to make  delivery in  satisfaction  of a sale of Common Stock by the Holder made after the  Conversion  Date but prior to the earlier to occur of
(a) the Delivery  Date, and (b) the date upon which the Holder has notice of the inability of the Company to deliver freely  tradable Shares (the "Sold Shares"), which  delivery such Holder  anticipated to make using the Common Stock issuable upon conversion (a "Buy-In"),  the Company shall pay to the Holder,  in addition to any other amounts due to Holder pursuant to this  Debenture,  and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy In Adjustment
Amount"  applies only to Sold Shares and is the amount  equal to the excess,  if any, of (x) the Holder's total purchase price (including brokerage  commissions, if any) for the  Covering  Shares  over (y) the net  proceeds  (after  brokerage commissions,  if any)  received by the Holder from the sale of the Sold  Shares.
The Company shall pay the Buy-In  Adjustment Amount to the Holder in immediately available  funds within five (5) business days of written  demand by the Holder.
By way of  illustration  and not in limitation of the  foregoing,  if the Holder purchases  shares of  Common  Stock  having a total  purchase  price  (including brokerage  commissions)  of $11,000 to cover a Buy-In with  respect to shares of
Common Stock it sold for net proceeds of $10,000,  the Buy-In  Adjustment Amount which the Company will be required to pay to the Holder will be $1,000.

            (j) The Company shall furnish to Holder such number of  prospectuses and other documents incidental to the registration of the shares of Common Stock underlying the Debentures, including any amendment of or supplements thereto.

            (k) LIMITATION ON ISSUANCE OF SHARES.  If the Company's Common Stock
becomes  listed  on  the  Nasdaq  SmallCap  Market  after  the  issuance  of the
Debentures,  the Company may be limited in the number of shares of Common  Stock it may  issue by  virtue  of (X) the  number  of  authorized  shares  or (Y) the applicable rules and regulations of the principal securities market on which the
Common Stock is listed or traded,  including,  but not  necessarily  limited to,
NASDAQ  Rule  4310(c)(25)(H)(i)  or  Rule  4460(i)(1),   as  may  be  applicable
(collectively,  the "Cap  Regulations").  Without  limiting the other provisions thereof,  the Debentures  shall provide that (i) the Company will take all steps reasonably  necessary  to be in a position  to issue  shares of Common  Stock on conversion of the Debentures  without violating the Cap Regulations and (ii) if, despite taking such steps,  the Company still cannot issue such shares of Common
Stock without  violating the Cap  Regulations,  the holder of a Debenture  which cannot be converted as result of the Cap Regulations  (each such  Debenture,  an

"Unconverted  Debenture")  shall have the option,  exercisable  in such holder's sole and absolute discretion, to elect either of the following remedies:

                  (x) if permitted by the Cap  Regulations,  require the Company to issue shares of Common  Stock in  accordance  with such  holder's
            Notice of  Conversion  at a conversion  purchase  price equal to the average of the closing  bid price per share of Common  Stock for any five (5)  consecutive  trading  days  (subject to certain  equitable adjustments for certain events  occurring during such period) during the sixty (60) trading days  immediately  preceding  the  Conversion
            Date; or

                  (y) require the Company to redeem each  Unconverted  Debenture for an amount (the "Redemption  Amount"),  payable in cash, equal to the sum of (i) one hundred  percent  (100%) of the  principal  of an
            Unconverted  Debenture,  plus (ii) any accrued  but unpaid  interest thereon  through and including the date (the  "Redemption  Date") on which the Redemption Amount is paid to the holder.

            A holder  of an  Unconverted  Debenture  may  elect one of the above remedies with respect to a portion of such  Unconverted  Debenture and the other remedy  with  respect  to  other  portions  of the  Unconverted  Debenture.  The
Debentures  shall contain  provisions  substantially  consistent  with the above terms, with such additional provisions as may be consented to by the Holder. The provisions of this section are not intended to limit the scope of the provisions otherwise included in the Debentures.

            (l)    LIMITATION   ON   AMOUNT   OF   CONVERSION   AND   OWNERSHIP.
Notwithstanding  anything to the contrary in this  Debenture,  in no event shall the Holder be entitled  to convert  that  amount of  Debenture,  and in no event shall the Company permit that amount of conversion,  into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned,  (as such term is  defined  under  Section  13(d)  and Rule  13d-3 of the
Securities  Exchange Act of 1934, as may be amended,  (the "1934 Act")),  by the
Holder,  would exceed 4.99% of the number of shares of Common Stock  outstanding on the  Conversion  Date, as determined in accordance  with Rule 13d-1(j) of the
1934 Act. In the event that the number of shares of Common Stock  outstanding as determined in accordance  with Section 13(d) of the 1934 Act is different on any
Conversion  Date than it was on the Closing  Date,  then the number of shares of
Common Stock  outstanding on such  Conversion  Date shall govern for purposes of determining whether the Holder would be acquiring  beneficial  ownership of more than  4.99%  of the  number  of  shares  of  Common  Stock  outstanding  on such
Conversion Date.

            (m) Right of REDEMPTION  BY THE COMPANY.  The Company shall have the right,  at its sole option,  to require a redemption  of any  percentage  of the balance of this Debenture by giving ten (10) business days written notice to the
Purchaser  via  facsimile  transmission  stating the date that the Company shall redeem.  Upon  exercise of  redemption  by the  Company,  the  Company  shall be required to pay the balance remaining on the Debenture,  plus accrued but unpaid interest and  outstanding  liquidated  damages.  The Holder shall be entitled to convert the Debenture up to the date that the Company intends to redeem.  In the event the Company  sends notice of  redemption to the Holder but fails to redeem as  stated  in the  redemption  notice,  the  Company  shall be  precluded  from effecting any further redemptions.

            (n)  LEGEND.   The  Holder   acknowledges   that  each   certificate
representing the Debentures,  and the Common Stock unless registered pursuant to the  registration  statement,  shall be stamped or  otherwise  imprinted  with a legend substantially in the following form:

            THE SECURITIES  EVIDENCED BY THIS  CERTIFICATE MAY NOT BE OFFERED OR
            SOLD,  TRANSFERRED,  PLEDGED,  HYPOTHECATED OR OTHERWISE DISPOSED OF
            EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED,  (ii) TO THE EXTENT  APPLICABLE,
            RULE 144 UNDER THE ACT (OR ANY SIMILAR  RULE UNDER SUCH ACT RELATING
            TO THE  DISPOSITION  OF  SECURITIES),  OR (iii) IF AN EXEMPTION FROM
            REGISTRATION UNDER SUCH ACT IS AVAILABLE.

            (o) Prior to  conversion  of all the  Debentures,  if at anytime the conversion of all the  Debentures  outstanding  would result in an  insufficient number of  authorized  shares of Common  Stock being  available to cover all the conversions,  then in such  event,  the  Company  will  move to call  and hold a shareholder's  meeting  within  thirty (30) days of such event,  or such greater period of time if  statutorily  required  or  reasonably  necessary  as  regards standard  brokerage house and/or SEC  requirements  and/or  procedures,  for the purpose of  authorizing  additional  shares of Common  Stock to  facilitate  the conversions.  In such an event  management of the Company shall recommend to all shareholders  to vote their shares in favor of increasing the authorized  number of shares of Common  Stock.  Management  of the  Company  shall  vote all of its shares of Common Stock in favor of increasing the number of shares of authorized
Common Stock.  Company  represents and warrants that under no circumstances will it deny or prevent  Holder's right to convert the Debentures as permitted  under the terms of this Subscription  Agreement or the Registration  Rights Agreement.
In the  event  the  Company's  shareholder's  meeting  does  not  result  in the necessary authorization, the Company shall redeem the outstanding Debentures for an amount equal to (x) the sum of the  principal of the  outstanding  Debentures plus accrued interest thereon multiplied by (y) 110%.

            Section  3.3.   FRACTIONAL  SHARES.  The  Company  shall  not  issue
fractional  shares of Common  Stock,  or scrip  representing  fractions  of such shares, upon the conversion of this Debenture.  Instead, the Company shall round up or down, as the case may be, to the nearest whole share.

            Section  3.4.  TAXES  ON  CONVERSION.  The  Company  shall  pay  any documentary,  stamp or similar  issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

            Section 3.5. COMPANY TO RESERVE STOCK. The Company shall reserve the number of shares of Common  Stock  required  pursuant  to and upon the terms set forth in the Subscription  Agreement to permit the conversion of this Debenture.
All shares of Common Stock which may be issued upon the conversion  hereof shall upon issuance be validly issued,  fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

            Section 3.6.  RESTRICTIONS ON TRANSFER.  This Debenture has not been registered  under the  Securities  Act of 1933,  as amended,  (the "Act") and is being  issued  under  Section  4(2) of the  Act and  Rule  506 of  Regulation  D
promulgated under the Act. This Debenture and the Common Stock issuable upon the conversion thereof may only be offered or sold pursuant to registration under or an exemption from the Act.

            Section 3.7.  MERGERS,  ETC. If the Company  merges or  consolidates with another  corporation or sells or transfers all or substantially  all of its assets to another  person and the  holders of the Common  Stock are  entitled to receive  stock,  securities  or property in respect of or in exchange for Common
Stock, then as a condition of such merger, consolidation,  sale or transfer, the
Company  and any such  successor,  purchaser  or  transferee  shall  amend  this
Debenture  to  provide  that it may  thereafter  be  converted  on the terms and subject  to the  conditions  set forth  above into the kind and amount of stock, securities  or property  receivable  upon such  merger,  consolidation,  sale or transfer  by a holder of the  number of shares of Common  Stock  into which this
Debenture   might  have  been   converted   immediately   before  such   merger,
consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in this Article 3.

Article 4.  MERGERS

            The Company shall not  consolidate or merge into, or transfer all or substantially  all of its assets to, any person,  unless such person  assumes in writing the  obligations  of the Company under this  Debenture  and  immediately after such  transaction no Event of Default exists.  Any reference herein to the
Company  shall  refer  to  such  surviving  or  transferee  corporation  and the obligations of the Company shall terminate upon such written assumption.

Article 5.  REPORTS

            The Company  will mail to the Holder  hereof at its address as shown on the Register a copy of any annual,  quarterly or current report that it files with the  Securities and Exchange  Commission  promptly after the filing thereof and a copy of any annual,  quarterly or other report or proxy  statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.

Article 6.  DEFAULTS AND REMEDIES

            Section 6.1. EVENTS OF DEFAULT.  An "Event of Default" occurs if (a)
the Company does not make the payment of the  principal of this  Debenture  when the same becomes due and payable at maturity, upon redemption or otherwise,  (b)
the Company does not make a payment,  other than a payment of  principal,  for a period  of  five  (5)  business  days  thereafter,  (c)  any  of  the  Company's representations  or warranties  contained in the Subscription  Agreement or this
Debenture  were false when made or the  Company  fails to comply with any of its other  agreements  in the  Subscription  Agreement  or this  Debenture  and such failure  continues for the period and after the notice  specified below, (d) the
Company  pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary  case; (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of  competent  jurisdiction  enters an order or decree  under any
Bankruptcy  Law that:  (A) is for relief  against the Company in an  involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its  property or (C) orders the  liquidation  of the  Company,  and the order or decree  remains  unstayed and in effect for sixty (60)  calendar  days,  (e) the
Company's  Common  Stock is  suspended  or no longer  listed  on any  recognized exchange including electronic  over-the-counter  bulletin board for in excess of ten  (10)  consecutive  trading  days  or  (f)  the  Company  does  not  file  a registration statement covering the Common Stock issuable upon the conversion of this Debenture within 60 days of June 15, 2001. As used in this Section 6.1, the term  "Bankruptcy  Law" means Title 11 of the United  States Code or any similar federal or state law for the relief of debtors.  The term "Custodian"  means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy
Law.  A default  under  clause  (c) above is not an Event of  Default  until the holders  of at least 25% of the  aggregate  principal  amount of the  Debentures outstanding  notify the Company of such default and the Company does not cure it within thirty (30)  business  days after the receipt of such notice,  unless the
Company  commences to cure such default  within such period,  which must specify the  default,  demand  that it be  remedied  and state  that it is a "Notice  of
Default".

            Section  6.2.  ACCELERATION.  If an Event of  Default  occurs and is continuing,  the  Holder  hereof by  notice  to the  Company,  may  declare  the remaining principal amount of this Debenture, together with all accrued interest and any liquidated  damages, to be due and payable.  Upon such declaration,  the remaining principal amount shall be due and payable immediately.

            Section 6.3 SENIORITY.  No future  indebtedness of the Company shall be senior  to this  Debenture  in right of  payment,  whether  with  respect  to interest,  damages or upon  liquidation or dissolution or otherwise.  Other than indebtedness  existing at the Closing,  the Company will not and will not permit any of its subsidiaries to, directly or indirectly,  enter into, create,  incur, assume or suffer to exist any  indebtedness  of any kind,  on or with respect to any of its  property or assets now owned or  hereafter  acquired or any interest therein or any income or profits  therefrom that is senior in any respect to the
Company's obligations under the Debentures.

            Section  6.4  LIQUIDATION  VALUE.  The  liquidation  value  of  this
Debenture  shall be equal to 100% of the outstanding  balance  remaining on this
Debenture plus accrued but unpaid interest and liquidated damages.

Article 7.  REGISTERED DEBENTURES

            Section 7.1.  SERIES.  This Debenture is one of a numbered series of
Debentures  which are identical  except as to the  principal  amount and date of issuance  thereof and as to any restriction on the transfer  thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and
Exchange  Commission  promulgated  thereunder.  Such  Debentures are referred to herein collectively as the "Debentures". The Debentures shall be issued in whole multiples of $1,000.

            Section 7.2. RECORD OWNERSHIP.  The Company, or its attorney,  shall maintain a register of the holders of the Debentures  (the  "Register")  showing their  names and  addresses  and the serial  numbers  and  principal  amounts of
Debentures  issued to or  transferred  of record by them from time to time.  The
Register may be maintained in electronic,  magnetic or other  computerized form.
The Company may treat the person  named as the Holder of this  Debenture  in the
Register as the sole owner of this  Debenture.  The Holder of this  Debenture is the  person  exclusively  entitled  to  receive  payments  of  interest  on this
Debenture, receive notifications with respect to this Debenture, convert it into
Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

            Section 7.3.  REGISTRATION OF TRANSFER.  Transfers of this Debenture may be  registered  on the  books of the  Company  maintained  for such  purpose pursuant  to  Section  7.2  above  (i.e.,  the  Register).  Transfers  shall  be registered  when this  Debenture  is  presented to the Company with a request to register  the  transfer  hereof  and  the  Debenture  is  duly  endorsed  by the appropriate  person,  reasonable  assurances are given that the endorsements are genuine and effective,  and the Company has received evidence satisfactory to it that such  transfer is rightful  and in  compliance  with all  applicable  laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder,  it shall be canceled and a new Debenture  showing the name of the transferee as the record holder thereof shall be issued in lieu hereof.  When this Debenture is presented to the Company with a  reasonable  request  to  exchange  it for an equal  principal  amount of
Debentures  of other  denominations,  the Company  shall make such  exchange and shall cancel this Debenture and issue in lieu thereof  Debentures having a total principal  amount equal to this Debenture in such  denominations as agreed to by the Company and Holder.

            Section 7.4.  WORN OR LOST  DEBENTURES.  If this  Debenture  becomes worn, defaced or mutilated but is still  substantially  intact and recognizable, the  Company  or its agent may issue a new  Debenture  in lieu  hereof  upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost,  destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original  Debenture if the Holder so requests by written  notice to the Company  actually  received by the  Company  before it is notified  that the
Debenture  has  been  acquired  by a bona  fide  purchaser  and the  Holder  has

                                       10

delivered  to the  Company an  indemnity  bond in such amount and issued by such surety as the Company  deems  satisfactory  together  with an  affidavit  of the
Holder  setting forth the facts  concerning  such loss,  destruction or wrongful taking and such other  information in such form with such proof or  verification as the Company may request.

Article 8.  NOTICE.

            Notices  required or  permitted  to be given  hereunder  shall be in writing and shall be deemed to be sufficiently given when personally  delivered, received by facsimile  transmission or sent by registered  mail,  return receipt requested,  addressed:  (i) if to the Company, at LCS Golf, Inc., Attention: Dr.
Michael Mitchell,  CEO, 809 North Dixie Highway,  Suite 200, West Palm Beach, FL
33401,  (p)  561-835-8484,  (f) 845  621-7091,  with a copy by  facsimile to Ken
Schlesinger,  Esq., Olshan, Grundman, Frome, Rosenzweig & Wolosky, LLP, 505 Park
Avenue, New York, NY 10022 (p) 212-753-7200, (f) 212-980-7177 and (ii) if to the
Purchaser,  to Private  Equity Group,  LLC, 505 Park Avenue,  New York, New York
10022 (p) 212  755-1222(f)  212  318-8398,  with a copy by facsimile to Brian J.
Neville,  Esq., Kogan, Taubman & Neville,  L.L.C., 39 Broadway,  Suite 2250, New
York, NY 10006 (p) 212-425-8200, (f) 212-482-8104.

Article 9.  TIME

            Where this Debenture  authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday,  or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday,  such payment may be made or condition or  obligation  performed on the next  succeeding  business day, and if the period ends at a specified hour, such payment may be made or condition  performed,  at or before the same hour of such next  succeeding  business  day,  with the same  force and  effect as if made or performed in accordance with the terms of this Debenture. A "business day" shall mean a day on which  the banks in New York are not  required  or  allowed  to be closed.

Article 10.  WAIVERS

            The holders of a majority in principal  amount of the Debentures may waive a default  or  rescind  the  declaration  of an Event of  Default  and its consequences except for a default in the payment of principal or conversion into
Common Stock.

Article 11.  RULES OF CONSTRUCTION.

            In this Debenture,  unless the context otherwise requires,  words in the singular number include the plural,  and in the plural include the singular, and words of the masculine gender include the feminine and the neuter,  and when the sense so indicates,  words of the neuter gender may refer to any gender. The numbers and titles of sections  contained  in the  Debenture  are  inserted  for convenience  of reference  only,  and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof.  Wherever,

                                       11

in this Debenture,  a determination of the Company is required or allowed,  such determination  shall be made by a  majority  of the  Board of  Directors  of the
Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

Article 12.  GOVERNING LAW

            The validity,  terms,  performance and enforcement of this Debenture shall be governed and construed by the provisions  hereof and in accordance with the laws of the State of Delaware  applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Delaware.

Article 13. LITIGATION

            (a) FORUM  SELECTION  AND CONSENT TO  JURISDICTION.  Any  litigation arising out of, under,  or in connection  with,  this Debenture or any course of conduct,  course of dealing,  statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained  exclusively in the courts of the State of New York. The Company hereby  expressly and irrevocably  submits to the jurisdiction of the state and federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably  agrees to be  bound by any  final  judgment  rendered  thereby  in  connection  with  such litigation.  The Company further irrevocably  consents to the service of process by registered mail,  postage  prepaid,  or by personal service within or without the State of New York. The Company hereby expressly and irrevocably  waives,  to the  fullest  extent  permitted  by law,  any  objection  which  it may  have or hereafter may have to the laying of venue of any such litigation  brought in any such court  referred  to above and any claim that any such  litigation  has been brought  in any  inconvenient  forum.  To the  extent  that the  Company  has or hereafter  may acquire any immunity from  jurisdiction  of any court or from any legal process (whether through service or notice,  attachment prior to judgment, attachment  in aid of  execution  or  otherwise)  with  respect to itself or its property,  the Company hereby irrevocably waives such immunity in respect of its obligations under this Debenture.

            (b)  Waiver  of  Jury  Trial.  The  Holder  and the  Company  hereby knowingly,  voluntarily  and  intentionally  waive any rights they may have to a trial by jury in respect of any  litigation  based  hereon,  or arising  out of, under, or in connection with, this Debenture,  or any course of conduct,  course of dealing, statements (whether oral or written) or actions of the Holder or the
Company.  The  Company  acknowledges  and agrees that it has  received  full and sufficient  consideration  for this  provision  and  that  this  provision  is a material inducement for the Holder purchasing this Debenture.

            (c) Governing Law. The terms of this Debenture  shall be governed by and construed and enforced in accordance  with the laws of the State of Delaware without regard to the conflicts of laws principles thereof.

                                       12

            IN WITNESS WHEREOF,  the Company has duly executed this Debenture as of the date first written above.

                                 LCS Golf, Inc.
                                 By_________________________
                                 Name:  Dr. Michael Mitchell
                                 Title: Chief Executive Officer

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                                    EXHIBIT A

                              NOTICE OF CONVERSION

  (TO BE EXECUTED BY THE REGISTERED OWNER IN ORDER TO CONVERT THE DEBENTURES.)

            THE UNDERSIGNED  HEREBY  IRREVOCABLY  ELECTS, AS OF  ______________,
200_ TO CONVERT  $__________ OF CONVERTIBLE  DEBENTURES INTO COMMON STOCK OF LCS
GOLF,  INC.  (THE  "COMPANY")  ACCORDING  TO THE  CONDITIONS  SET  FORTH  IN THE
SUBSCRIPTION AGREEMENT DATED MAY OF 2001.

DATE OF CONVERSION__________________________________________

APPLICABLE CONVERSION PRICE__________________________________

ACCUMULATED BUT UNPAID INTEREST $_____________________________

NUMBER OF SHARES ISSUABLE UPON THIS CONVERSION_________________

SIGNATURE___________________________________________________

                                     [NAME]

ADDRESS_____________________________________________________

____________________________________________________________

PHONE______________________   FAX____________________________

                                       14

                             ASSIGNMENT OF DEBENTURE

        The undersigned hereby sell(s) and assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
                   (name, address and SSN or EIN of assignee)

                                                   Dollars ($              )
--------------------------------------------------------------------------------
(principal amount of Debenture, $5,000 or integral multiples of $5,000)

of principal amount of this Debenture together with all accrued and unpaid interest hereon.

Date:                           Signed:
     -------------------------         -----------------------------------------
                                       (Signature must conform in all
                                       respects to name of Holder shown
                                       of face of Debenture)
Signature Guaranteed:

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